                               POWER OF ATTORNEY
                       RIVERSOURCE LIFE INSURANCE COMPANY

John R. Woerner       James L. Hamalainen
Gumer C. Alvero       Brian J. McGrane
Richard N. Bush       Bridget M. Sperl
Bimal Gandi           Jon Stenberg
Steve M. Gathje       William F. Truscott

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Bruce H. Saul or Suzanne Hoppe to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 20th day of  March, 2012.

-s- John R. Woerner                          -s- James L. Hamalainen
---------------------------------------      -----------------------------------
John R. Woerner                              James L. Hamalainen
Chairman of the Board and President          Senior Vice President - Investments

-s- Gumer C. Alvero                          -s- Brian J. McGrane
---------------------------------------      --------------------------------------
Gumer C. Alvero                              Brian J. McGrane
Director and Executive Vice President -      Director, Executive Vice President and
Annuities                                    Chief Financial Officer

-s- Richard N. Bush                          -s- Bridget M. Sperl
---------------------------------------      --------------------------------------
Richard N. Bush                              Bridget M. Sperl
Senior Vice President - Corporate Tax        Director, Executive Vice President - Client
                                             Services

-s- Bimal Gandhi                             -s- Jon Stenberg
---------------------------------------      --------------------------------------
Bimal Gandhi                                 Jon Stenberg
Senior Vice President - Strategic            Director and Executive Vice President -
Transformation                               Life & Disability Insurance

-s- Steve M. Gathje                          -s- William F. Truscott
---------------------------------------      --------------------------------------
Steve M. Gathje                              William F. Truscott
Director, Senior Vice President and          Director
Chief Actuary

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                       RIVERSOURCE LIFE INSURANCE COMPANY
              REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                           1933 ACT NO.  1940 ACT NO.
                                                           ------------  ------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                   811-07247
Privileged Assets Select Annuity                           333-139768
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                     811-7195
RiverSource Personal Portfolio Plus 2/RiverSource
Personal Portfolio Plus/RiverSource Personal Portfolio     333-139757
RiverSource Preferred Variable Annuity                     333-139758
Evergreen Essential Variable Annuity                       333-139763
Evergreen New Solutions Variable Annuity                   333-139763
Evergreen New Solutions Select Variable Annuity            333-139759
Evergreen Pathways Variable Annuity                        333-139759
Evergreen Pathways Select Variable Annuity                 333-139759
Evergreen Privilege Variable Annuity                       333-139759
RiverSource AccessChoice Select Variable Annuity           333-139759
RiverSource Endeavor Select Variable Annuity               333-139763
RiverSource FlexChoice Variable Annuity                    333-139759
RiverSource FlexChoice Select Variable Annuity             333-139759
RiverSource Galaxy Premier Variable Annuity                333-139761
RiverSource Innovations Variable Annuity                   333-139763
RiverSource Innovations Classic Variable Annuity           333-139763
RiverSource Innovations Classic Select Variable Annuity    333-139763
RiverSource Innovations Select Variable Annuity            333-139763
RiverSource New Solutions Variable Annuity                 333-139763
RiverSource Pinnacle Variable Annuity                      333-139761
RiverSource Platinum Variable Annuity                      333-139760
RiverSource Signature Variable Annuity                     333-139762
RiverSource Signature One Variable Annuity                 333-139762

                                                               1933 ACT NO.  1940 ACT NO.
                                                               ------------  ------------
RiverSource Signature One Select Variable Annuity              333-139762
RiverSource Signature Select Variable Annuity                  333-139760
Wells Fargo Advantage Variable Annuity                         333-139762
Wells Fargo Advantage Builder Variable Annuity                 333-139762
RiverSource Builder Select Variable Annuity                    333-139762
Wells Fargo Advantage Choice Select Variable Annuity           333-139759
Wells Fargo Advantage Choice Variable Annuity                  333-139759
Wells Fargo Advantage Select Variable Annuity                  333-139763

RIVERSOURCE ACCOUNT F                                                        811-2317
RiverSource Variable Retirement &
Combination Retirement Annuities                               2-73114
RiverSource Employee Benefit Annuity                           33-52518
RiverSource Flexible Annuity                                   33-4173
RiverSource Group Variable Annuity Contract                    33-47302

RIVERSOURCE VARIABLE ANNUITY FUND A                                          811-1653
RiverSource Variable Annuity Fund A                            2-29081

RIVERSOURCE VARIABLE ANNUITY FUND B                                          811-1674
RiverSource Variable Annuity Fund B - Individual               2-29358
RiverSource Variable Annuity Fund B - Group                    2-47430

RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                         33-62407
RiverSource Retirement Advisor
Variable Annuity                                               333-79311
RiverSource Retirement Advisor
Variable Annuity - Band 3                                      333-79311
RiverSource Retirement Advisor Advantage
Variable Annuity/RiverSource Retirement
Advisor Select Plus Variable Annuity                           333-79311
RiverSource Retirement Advisor Advantage
Variable Annuity - Band 3                                      333-79311
RiverSource Retirement Advisor Advantage
Plus Variable Annuity/RiverSource Retirement
Advisor Select Plus Variable Annuity                           333-79311
RiverSource Retirement Advisor 4 Advantage
Plus Variable Annuity/RiverSource Retirement
Advisor 4 Select Plus Variable Annuity/RiverSource
Retirement Advisor 4 Access Variable Annuity                   333-79311
RiverSource RAVA 5 Advantage Variable
Annuity/RAVA 5 Select Variable Annuity/RAVA 5
Access Variable Annuity (Offered for contract applications
signed prior to 4/30/2012)                                     333-79311
RiverSource RAVA 5 Advantage Variable
Annuity/RAVA 5 Select Variable Annuity/RAVA 5
Access Variable Annuity (Offered for contract
applications signed after 4/30/2012)                           333-179358
RiverSource Retirement Group
Variable Annuity Contract I                                    333-177380
RiverSource Retirement Group
Variable Annuity Contract II                                   333-177381

                                                           1933 ACT NO.  1940 ACT NO.
                                                           ------------  ------------
RIVERSOURCE ACCOUNT SBS                                                  811-06315
RiverSource Symphony Annuity                               33-40779

RIVERSOURCE MVA ACCOUNT                                                  N/A
Evergreen Essential Variable Annuity                       333-139776
Evergreen New Solutions Variable Annuity                   333-139776
Evergreen New Solutions Select Variable Annuity            333-139776
Evergreen Pathways Variable Annuity                        333-139776
Evergreen Privilege Variable Annuity                       333-139776
Evergreen Pathways Select Variable Annuity                 333-139776
RiverSource AccessChoice Select Variable Annuity           333-139776
RiverSource Endeavor Select Variable Annuity               333-139776
RiverSource FlexChoice Variable Annuity                    333-139776
RiverSource FlexChoice Select Variable Annuity             333-139776
RiverSource Galaxy Premier Variable Annuity                333-139776
RiverSource Innovations Variable Annuity                   333-139776
RiverSource Innovations Classic Variable Annuity           333-139776
RiverSource Innovations Classic Select Variable Annuity    333-139776
RiverSource Innovations Select Variable Annuity            333-139776
RiverSource New Solutions Variable Annuity                 333-139776
RiverSource Pinnacle Variable Annuity                      333-139776
RiverSource Signature Variable Annuity                     333-139776
RiverSource Signature One Variable Annuity                 333-139776
RiverSource Signature One Select Variable Annuity          333-139776
RiverSource Signature Select Variable Annuity              333-139776
Wells Fargo Advantage Variable Annuity                     333-139776
Wells Fargo Advantage Builder Variable Annuity             333-139776
RiverSource Builder Select Variable Annuity                333-139776

                                                       1933 Act No.  1940 Act No.
                                                       ------------  ------------
Wells Fargo Advantage Choice Select Variable
Annuity                                                333-139776

RIVERSOURCE ACCOUNT MGA                                              N/A
RiverSource Guaranteed Term Annuity                    333-114888
RiverSource Retirement Advisor
Advantage Plus Variable Annuity/RiverSource
Retirement Advisor Select Plus Variable Annuity        333-114888
RiverSource Retirement Advisor 4 Advantage
Plus Variable Annuity/RiverSource Retirement
Advisor 4 Select Plus Variable Annuity/RiverSource
Retirement Advisor 4 Access Variable Annuity           333-114888
RiverSource RAVA 5 Advantage Variable
Annuity/RAVA 5 Select Variable Annuity/RAVA
5 Access Variable Annuity(Offered for contract
applications signed prior to 4/30/2012)                333-114888
RiverSource RAVA 5 Advantage Variable
Annuity/RAVA 5 Select Variable Annuity/RAVA
5 Access Variable Annuity(Offered for contract
applications signed after 4/30/2012)                   333-114888
RiverSource Retirement Group Annuity Contract I        333-114888
RiverSource Retirement Group
Annuity Contract II                                    333-114888
RiverSource Guaranteed Variable
Annuity Contract                                       33-48701

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                           811-4298
RiverSource Single Premium
Variable Life Insurance                                333-83456
RiverSource Variable Universal Life IV/RiverSource
Variable Universal Life IV - Estate Series             333-69777
RiverSource Variable Universal Life 5/RiverSource
Variable Universal Life 5 - Estate Series
RiverSource Variable Second-To-Die
Life Insurance                                         33-62457
RiverSource Variable Universal
Life Insurance                                         33-11165
RiverSource Variable Universal Life III                333-69777
RiverSource Succession Select Variable
Life Insurance                                         33-62457
RiverSource Single Premium Variable
Life Insurance Policy                                  2-97637

RIVERSOURCE VARIABLE LIFE ACCOUNT                                    811-09515

RiverSource Signature Variable
Universal Life Insurance                               333-84121

RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                 811-4652

RiverSource Single Premium
Variable Life Insurance Policy                         33-5210